SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): October 15, 2004

KAISER ALUMINUM & CHEMICAL
CORPORATION

(Exact name of Registrant as Specified in its Charter)

Delaware	1-3605	94-0928288
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

5847 San Felipe, Suite 2500
Houston, Texas	77057-3268
(Address of Principal Executive Offices)	(Zip Code)

(713) 267-3777

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

     On October 15, 2004, Kaiser Aluminum & Chemical Corporation issued a press release in the form attached hereto as Exhibit 99.1 reporting that it and the Pension Benefit Guaranty Corporation had executed a Settlement Agreement on October 15, 2004, which press release is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

     (c) Exhibits

* 99.1 Press Release dated October 15, 2004

*	Included with this filing.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KAISER ALUMINUM & CHEMICAL CORPORATION (Registrant)
	By:	/s/ Daniel D. Maddox
Dated: October 19, 2004		Daniel D. Maddox
Vice President and Controller

EXHIBIT INDEX

Exhibit 99.1 Press Release dated October 15, 2004*

*	Included with this filing.